EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Xtreme Link Inc. for the quarter ended November 30, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the quarterly Report on Form 10-Q of Xtreme Link Inc. for the quarter ended November 30, 2008 complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the quarterly Report on Form 10-Q for the quarter ended November 30, 2008 presents in all material respects, the financial condition and results of operations of Xtreme Link Inc..

/s/ Terry Hahn

By: Terry Hahn
Title: Chief Financial Officer
Date: January 12, 2009